Exhibit 10.8(a)

Schedule identifying agreements substantially identical to

the form of Capital Increase Agreement filed as Exhibit 10.8 hereto

Subscribed Capital of Beijing

Tongmei Xtal Technology Co., Ltd.

	Purchase
Investor	Price (RMB)	Capital %
Liaoning Haitong New Energy Equity Investment (Limited Partnership)	11,840,774	1.3373%
Liaoning Haitong New Energy Low-Carbon Industry Equity Investment Co., Ltd.	4,604,745.5201%
Haitong Innovation Securities Investment Co., Ltd.	13,156,415	1.4859%
Fujian Province An Xin Industry Investment Fund Partnership (Limited Partnership)	8,942,416	1.01%
Jinggangshan Meicheng Equity Investment Partnership (Limited Partnership)	5,961,172.6733%
Hefei Walden II IC Industry Investment Partnership (Limited Partnership)	6,955,797.7856%
Qingdao Xinxingyi Equity Investment Fund Partnership (Limited Partnership)	3,974,553.4489%
Qiji (Hangzhou) Investment Consulting Co., Ltd.	3,974,553.4489%
Gongqingcheng Yi Hua Tong Ze Investment Partnership (Limited Partnership)	1,766,907.1996%
Sunrise Baoying (Ningbo) Investment Center (Limited Partnership)	1,315,642.1486%
Xiamen He Yong Zhi Cheng Equity Investment Partnership (Limited Partnership)	860,468.0972%
Hangzhou Jingyue Technology Development Partnership (Limited Partnership)	993,611.1122%